Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account VL and

Ameritas Variable Separate Account VA

Supplement to:

Executive Select, Regent 2000, and Allocator 2000 Annuity

Prospectuses Dated May 1, 2007

Designer Annuity

Prospectus Dated May 1, 2010

Allocator 2000

Prospectus Dated September 1, 2010

Supplement Dated June 7, 2019

On January 11, 2019, the Board of Trustees of the Oppenheimer Variable Account Funds (the “Oppenheimer Funds”) approved an Agreement and Plan of Reorganization to transfer the assets and liabilities of the Oppenheimer Funds into corresponding, newly formed series of AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (the “Invesco Funds”) in exchange for shares in the Invesco Funds equal in value to the value of the shares of the respective Oppenheimer Funds as of the closing date (the “Reorganization”). On April 12, 2019, the shareholders of each Oppenheimer Fund listed below approved the Reorganization. The Reorganization was effective on May 24, 2019 (the “Reorganization Date”). Effective as of the Reorganization date, Invesco Advisers, Inc. acts as the investment adviser for the Invesco Funds. The Invesco Funds are not managed by a subadviser. Each Invesco Fund has the same investment objective as its corresponding Oppenheimer Fund. The following chart lists the Oppenheimer Fund previously available to fund a subaccount available through your policy, and the corresponding Invesco Fund that replaces it.

Reorganization
Oppenheimer Funds	Invesco Funds
Oppenheimer Capital Appreciation Fund/VA, Non-Service Shares	Invesco Oppenheimer V.I. Capital Appreciation Fund, Series I
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares	Invesco Oppenheimer V.I. Discovery Mid Cap Growth Fund, Series I
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares	Invesco Oppenheimer V.I. Global Strategic Income Fund, Series I
Oppenheimer V.I. Main Street® Fund/VA, Non-Service Shares	Invesco Oppenheimer V.I. Main Street® Fund, Series I

As a result of the Reorganization, all references in your prospectus to the Oppenheimer Funds are hereby deleted and replaced with references to the corresponding Invesco Funds. All references to the Oppenheimer Funds’ investment adviser are hereby deleted and replaced with Invesco Advisers, Inc. All references to Oppenheimer Funds subadviser(s) are hereby deleted.

Any instruction or purchase payment that designates a subaccount investing in an Oppenheimer Fund will be deemed to designate the subaccount investing in the corresponding Invesco Fund. For sixty days following the Reorganization Date, you may transfer assets out of the subaccounts investing in the Invesco Funds, and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit.

The Reorganization does not result in any change in the amount of your policy value, or in the dollar value of your investment in the separate account. In addition, the Reorganization does not cause any fees or charges under your policy to be greater, it does not alter your rights or our obligations under the policy, and it does not result in any tax liability to you.

All other provisions remain as stated in your Policy and prospectus, as supplemented.

Please retain this Supplement with the current prospectus for your variable Policy with

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 800-745-1112.

IN 2350 6-19